VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

--------------------------------------------------------------------------------

                            Payment Date Statement: February 20, 2003

 a.Aggregate Amount of Collections                                               $324,463,073.36
   Aggregate Amount of Non-Principal Collections                                 $  2,747,267.49
   Aggregate Amount of Principal Collections                                     $321,715,805.87
   Pool Balance                                                                  $851,430,194.92
   Residual Participation Amount                                                 $351,430,194.92
   Excess Funding Account                                                        $          0.00

 b.Series Allocation Percentage                                                           100.00%
   Floating Allocation Percentage                                                          58.72%
   Principal Allocation Percentage                                                           N/A

 c.Total Amount Distributed on Series 2000-1                                     $    631,770.83

 d.Amount of Such Distribution Allocable to Principal on 2000-1                  $          0.00

 e.Amount of Such Distribution Allocable to Interest on 2000-1                   $    631,770.83

 f.Noteholder Default Amount                                                     $          0.00

 g.Required Subordinated Draw Amount                                             $          0.00

 h.Noteholder Charge Offs                                                        $          0.00
   Amounts of Reimbursements                                                     $          0.00

 i.Monthly Servicing Fee                                                         $    709,525.16
   Noteholder Monthly Servicing Fee                                              $    416,666.67

 j.Controlled Deposit Amount                                                     $          0.00

 k.Series 2000-1 Invested Amount at end of period (Gross)                        $500,000,000.00
   Outstanding Principal Balance                                                 $500,000,000.00

 l.Available Subordinated Amount                                                 $ 87,319,985.49

 m.Carry-over Amount                                                             $          0.00

 n.Reserve Account Balance                                                       $  1,750,000.00

 o.Principal Funding Account Balance                                             $          0.00
   Yield Supplement Account Balance                                              $  1,750,000.00

VW CREDIT, INC. - SERVICER                                                Page 1
20-Feb-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                 Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY
-------------------
                                                                                            From                To        Days
                                                                                            ----                          ----
Current Interest Period                                                                   1/21/2003          2/19/2003     30
Series Allocation Percentage                                                                       100.00%

Initial Principal Balance                                                                 $500,000,000.00
Outstanding Principal Balance                                                             $500,000,000.00
Principal Balance of Receivables for Determination Date                                   $858,609,353.57
Amount Invested in Receivables on Series Issuance Date                                    $500,000,000.00
Initial Invested Amount                                                                   $500,000,000.00
Invested Amount at the Beginning of Period                                                $500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)                                    $500,000,000.00
Required Subordinated Amount                                                              $ 87,319,985.49

Excess Funding Account                                                                    $          0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)                               $500,000,000.00
Available Subordinated Amount (previous period)                                           $ 84,942,578.81
Incremental Subordinated Amount (previous period)                                         $ 36,997,373.33

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
--------------------------------------------

Yield Supplement Account Initial Deposit                                                  $  1,750,000.00
Yield Supplement Account Beginning Balance                                                $  1,750,000.00
Yield Supplement Account Required Amount                                                  $  1,750,000.00

Reserve Account Initial Deposit                                                           $  1,750,000.00
Reserve Account Required Amount                                                           $  1,750,000.00
Reserve Account Beginning Balance                                                         $  1,750,000.00

Outstanding Carryover Amount - Beginning Balance                                          $          0.00
Withdrawal from Yield Supplement Account                                                  $          0.00
Outstanding Carryover Amount - Ending Balance                                             $          0.00
Yield Supplement Account Balance - Ending Balance                                         $  1,750,000.00
Yield Supplement Account Deposit Amount                                                   $          0.00

Withdrawal from Reserve Account                                                           $          0.00
Reserve Account Ending Balance                                                            $  1,750,000.00
Reserve Account Deposit Amount                                                            $          0.00

1-month LIBOR Rate (annualized)                                                                 1.3612500%
Certificate Coupon (annualized)                                                                    1.5163%
Prime Rate (annualized)                                                                         4.2500000%
Servicing Fee Rate (annualized)                                                                     1.000%
Excess Spread                                                                                   1.2037500%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                                                   $878,646,937.15
Pool Balance at the Ending of Period                                                      $851,430,194.92
Average Aggregate Principal Balance                                                       $865,038,566.04
Aggregate Principal Collections                                                           $321,715,805.87
New Principal Receivables                                                                 $294,481,868.63
Receivables Added for Additional Accounts                                                 $          0.00
Noteholder Default Amount                                                                 $          0.00
Net Losses                                                                                $          0.00
Noteholder Charge-offs                                                                    $          0.00
Miscellaneous Paymnets (Adjustments and Transfer deposit amounts)                         $          0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder                 $          0.00
Principal Collections
Monthly Interest Accrued, but not paid                                                    $          0.00
Ineligible Receivables                                                                    $          0.00
Excess Funding Account at Date of Determination                                           $          0.00
Defaulted Receivables in Ineligible and Overconc. Accounts                                $          0.00
MISCELLANEOUS DATA
------------------
Recoveries on Receivables Written Off                                                     $          0.00
Spread Over/Under Prime for Portfolio                                                               -0.53%
Weighted Average Interest Rate                                                                       3.72%
Previously waived Monthly Servicing Fee                                                   $          0.00


PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)                                           0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------
Used Vehicle Receivables' Balance                                                         $ 37,892,495.92
Used Vehicle Percentage                                                                             4.450%
Used Vehicle Percentage During Last Collection Period                                               4.420%
Early Amortization Event?                                                                              NO
Largest Dealer or Dealer Affiliation Balance                                              $ 36,057,338.15
Largest Dealer Percentage                                                                           4.104%

Aggregate Principal Amount of Receivables of Dealers over 2%                              $ 61,182,899.83


SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                                           $324,463,073.36
Aggregate Amount of Non-principal Collections (including insurance proceeds & rebates)    $  2,747,267.49
Investment Proceeds                                                                       $      3,585.92
Aggregate Amount of Principal Collections                                                 $321,715,805.87
Asset Receivables Rate                                                                              2.143%
Use Asset Receivables Rate?                                                                            NO
Carryover Amount (this Distribution Date)                                                             N/A


PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                                                37.19%
Previous Collection Period Monthly Payment Rate                                                     33.15%
Monthly Payment Rate 2 collection periods ago                                                       36.73%
3-month Average Payment Rate                                                                        35.69%
Early Amortization Event?                                                                              NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                                              YES
Last Day of Revolving Period                                                                          N/A
Invested Amount as of Last Day of Revolving Period                                                    N/A
Accumulation Period Length (months)                                                                   N/A
First Accumulation Date                                                                  TO BE DETERMINED
Expected Final Payment Date                                                                           N/A
Required Participation Percentage                                                                  104.00%
Principal Funding Account Balance                                                         $          0.00
Principal Payment Amount                                                                  $          0.00
Controlled Accumulation Amount                                                            $          0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
-----------------------------------------

Noteholders
-----------
1. Monthly Noteholder Interest Distribution                                               $    631,770.83
2. Noteholder Monthly Servicing Fee Distribution                                          $    416,666.67
3. Reserve Account Deposit Amount Distribution                                            $          0.00
4. Noteholder Default Amount Distribution                                                 $          0.00
5A  Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)              $          0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount                        $          0.00

6. Outstanding Carryover Amount Distribution                                              $          0.00
7. Yield Supplement Account Deposit Amount Distribution                                   $          0.00
8. Previuosly waived Monthly Servicing Fee Distribution                                   $          0.00
                                                                                                     ----
            Excess Servicing                                                              $    564,887.65
DEFICIENCY AMOUNT
-----------------
Deficiency Amount                                                                         $          0.00
Required Subordinated Draw Amount                                                         $          0.00
EXCESS FUNDING ACCOUNT
----------------------
Withdrawals to purchase Receivables (Since Issuance Date)                                 $          0.00
Additions in connection with a reduction in Receivables                                   $          0.00
Transfers to Principal Funding Account                                                    $          0.00

VW CREDIT, INC. -- SERVICER                                               Page 2
   20-Feb-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                     Summary

                 Collections                  Accrual           Distribution
               ----------------           ---------------     ----------------
From:             21-Jan-03
To:               19-Feb-03
Days:                    30

 LIBOR Rate       1.3612500%
  (1 month)

Series #              1      Active
VCI Rating:          N/A


               TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
               --------------------------------------------------

                                  Series                                           Required         Required          Outstanding
    Series        Series        Allocation      Invested         Subordinated    Participation    Participation          Note
    Number         Name         Percentage       Amount             Amount        Percentage         Amount             Balance
    ------         ----         ----------       ------             ------        ----------         ------             -------
                   Trust                     $500,000,000.00   $87,319,985.49         N/A       $607,319,985.49
              1 Series 2000-1     100.00%    $500,000,000.00   $87,319,985.49      104.00%      $607,319,985.49    $500,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
20-Feb-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE
                              ---------------------

INITIAL AMOUNTS                                                             EXCESS SPREAD CALCULATION
---------------                                                             -------------------------
Initial Invested Amount                          $500,000,000.00            Weighted Average Rate Charged to Dealers      3.720%
Invested Amount                                  $500,000,000.00            LIBOR                                         1.361%
Controlled Accumulation Amount                   $          0.00            Note Rate (LIBOR+15.5 b.p.)                   1.516%
Required Subordinated Amount                     $ 87,319,985.49            Servicing Fee Rate                            1.000%
Annualized Servicing Fee Rate                               1.00%           Investor Net Losses                           0.000%
First Controlled Accumulation Date                                                                                        -----
Accumulation Period Length (months)             TO BE DETERMINED            Excess Spread                                 1.204%
Expected Final Payment Date                                 N/A
Initial Settlement Date                                     N/A
Required Participation Percentage                      10-Aug-00
Subordinated Percentage                                   104.00%
Subordinated Percentage                                   9.5890%

SERIES 2000-1 MONTHLY REPORTING
-------------------------------

                                                                                                  Required              Excess
                                                  Series 2000-1               Invested          Subordinated            Funding
Principal Receivables                                 Total                    Amount              Amount               Amount
---------------------                                 -----                    ------              ------               ------
Series Allocation Percentage                              100.00%
Beginning Balance                                $500,000,000.00           $500,000,000.00      $87,319,985.49          $0.00
  Floating Allocation Percentage                           58.72%                    58.72%
  Principal Allocation Percentage                            N/A                       N/A

Principal Collections                            $321,715,805.87           $321,715,805.87                 N/A            N/A
New Principal Receivables                        $294,481,868.63           $294,481,868.63                 N/A            N/A
Principal Default Amounts                        $          0.00           $          0.00                 N/A            N/A
Receivables Added for Additional Accounts        $          0.00           $          0.00                 N/A            N/A
Controlled Deposit Amount                        $          0.00                       N/A                 N/A            N/A

"Pool Factor"                                                                 100.00000000%

Ending Balance                                   $500,000,000.00           $500,000,000.00      $87,319,985.49          $0.00
  Floating Allocation Percentage                           58.72%                    58.72%

Non-Principal Receivables
-------------------------

Non-Principal Collections                        $  1,613,325.15
Recoveries on Receivables Written Off            $          0.00
Investment Proceeds                              $      3,585.92

VW CREDIT, INC. -- SERVICER                                               Page 4
20-Feb-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund                                         Current               Previous
----------------------------------                                         -------               --------
Available Subordination Amount (Previous)                                 $84,942,578.81        $79,137,801.49
  Required Subordination Draw Amount                                      $         0.00        $         0.00
  Reserve Account Funds to Noteholder Default Amount                      $         0.00        $         0.00
Non-principal Collections & Inv. Proceeds treated as                      $         0.00        $         0.00
                                                                          --------------        --------------
Available Noteholder Principal Collections
(1) Subtotal                                                              $84,942,578.81        $79,137,801.49
(2) Subordination Percentage* Series 2000-1 Invested                      $47,945,205.48        $47,945,205.48
Amount

(a) lower of (1) or (2)                                                   $47,945,205.48        $47,945,205.48
(b) Incremental Subordinated Amount (previous period)                     $         0.00        $         0.00
(c) Incremental Subordinated Amount                                       $39,374,780.01        $36,997,373.33
(d) Payments from Excess Funding Account to Residual                      $         0.00        $         0.00
Interestholder

Available Subordinated Amount                                             $87,319,985.49        $84,942,578.81

  Overconcentration Amount                                                $61,182,899.83        $59,326,422.49

Beginning Reserve Account Balance                                         $ 1,750,000.00        $ 1,750,000.00
Reserve Account Required Amount                                           $ 1,750,000.00        $ 1,750,000.00
Withdrawal from Reserve Account                                           $         0.00        $         0.00
Reserve Account Deposit Amount                                            $         0.00        $         0.00
Ending Reserve Account Balance                                            $ 1,750,000.00        $ 1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                       $ 2,747,267.49        $ 2,493,556.33
  Noteholder Non-Principal Collections                                    $ 1,613,325.15        $ 1,418,975.14
  Residual Interestholder Non-Principal Collections                       $ 1,133,942.34        $ 1,074,581.19
Investment Proceeds                                                       $     3,585.92        $     3,806.38
Reserve Fund Balance                                                      $ 1,750,000.00        $ 1,750,000.00
                                                                          --------------        --------------
Total Non-Principal Available                                             $ 4,500,853.41        $ 4,247,362.71

Interest Shortfall                                                        $         0.00        $         0.00
Additional Interest                                                       $         0.00        $         0.00
Carry-over Amount                                                         $         0.00        $         0.00
Carry-over Shortfall                                                      $         0.00        $         0.00
Additional Interest on Carry-over Shortfall                               $         0.00        $         0.00

Monthly Servicing Fee                                                     $   709,525.16        $   732,205.78
Noteholder Monthly Servicing Fee                                          $   416,666.67        $   416,666.67